UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  July 5, 2005


                         AMR CORPORATION
   (Exact name of registrant as specified in its charter)


          Delaware                1-8400             75-1825172
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.    Fort Worth, Texas           76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 8.01 Other Events

AMR Corporation is filing herewith a press release issued on July 5, 2005, by American Airlines, Inc. as
Exhibit 99.1, which is included herein. This press release was issued to report June traffic for American
Airlines, Inc.







                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 06, 2005






                        EXHIBIT INDEX


Exhibit        Description

99.1           Press Release








                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Tuesday, July 5, 2005



           AMERICAN AIRLINES REPORTS JUNE TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a June load factor of 82.8 percent
- an increase of 3.8 points compared to the same period last year. Traffic grew by 7.8 percent year over year, while capacity increased by 2.8 percent.
     International traffic increased 13.6 percent relative to last year on 9.6 percent more capacity. Domestic traffic increased 5.1 percent year over year despite a slight capacity reduction.
     American boarded 9.0 million passengers in June.

     Detailed traffic and capacity data are on the following pages:














            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                            June
                                2005        2004      CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   12,666,090   11,749,907    7.8 %
      D.O.T. DOMESTIC        8,423,497    8,015,886    5.1
      INTERNATIONAL          4,242,593    3,734,021   13.6
      ATLANTIC               1,949,620    1,852,680    5.2
      LATIN AMERICA          1,753,814    1,473,053   19.1
      PACIFIC                  539,159      408,288   32.1

AVAILABLE SEAT MILES (000)
   SYSTEM                   15,291,400   14,869,532    2.8 %
      D.O.T. DOMESTIC       10,002,368   10,041,863   (0.4)
      INTERNATIONAL          5,289,032    4,827,668    9.6
      ATLANTIC               2,177,632    2,076,746    4.9
      LATIN AMERICA          2,506,302    2,293,012    9.3
      PACIFIC                  605,098      457,910   32.1

LOAD FACTOR
   SYSTEM                         82.8 %       79.0 %  3.8 Pts
      D.O.T. DOMESTIC             84.2         79.8    4.4
      INTERNATIONAL               80.2         77.3    2.9
      ATLANTIC                    89.5         89.2    0.3
      LATIN AMERICA               69.9         64.2    5.7
      PACIFIC                     89.1         89.1    0.0

PASSENGERS BOARDED           8,954,517    8,183,757    9.4 %

SYSTEM CARGO TON MILES (000)   184,082      186,466   (1.3)   %








            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                      YEAR-TO-DATE June
                                2005        2004      CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   68,022,655   63,531,490    7.1 %
       D.O.T. DOMESTIC      45,422,512   43,790,050    3.7
       INTERNATIONAL        22,600,143   19,741,440   14.5
       ATLANTIC              9,290,777    8,487,333    9.5
       LATIN AMERICA        10,735,669    9,212,264   16.5
       PACIFIC               2,573,698    2,041,843   26.0

AVAILABLE SEAT MILES (000)
   SYSTEM                   87,745,769   86,489,729    1.5 %
       D.O.T. DOMESTIC      57,681,943   59,374,539   (2.9)
       INTERNATIONAL        30,063,826   27,115,191   10.9
       ATLANTIC             11,407,750   10,680,706    6.8
       LATIN AMERICA        15,386,258   13,875,965   10.9
       PACIFIC               3,269,819    2,558,519   27.8

LOAD FACTOR
   SYSTEM                         77.5 %       73.4 %  4.1 Pts
       D.O.T. DOMESTIC            78.7         73.7    5.0
       INTERNATIONAL              75.1         72.8    2.3
       ATLANTIC                   81.4         79.4    2.0
       LATIN AMERICA              69.7         66.3    3.4
       PACIFIC                    78.7         79.8   (1.1)

PASSENGERS BOARDED          48,490,929   45,248,145    7.2 %

SYSTEM CARGO TON MILES (000) 1,097,385    1,087,805    0.9 %

                               ###

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              The address is http://www.aa.com